UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2020
____________________
Bottomline Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Commission file number: 000-25259

Delaware		02-0433294
(State or other jurisdiction of incorporation or organization)		(I.R.S. Employer Identification No.)

325 Corporate Drive		03801-6808
Portsmouth,	New Hampshire	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (603) 436-0700

Bottomline Technologies (de), Inc.
(Former Name or Former Address, if Changed Since Last Report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s):	Name of each exchange on which registered:
Common Stock, $.001 par value per share	EPAY	The Nasdaq Global Select Market

    Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 19, 2020, the Board of Directors (the "Board") of Bottomline Technologies, Inc. (the “Company”) approved an updated form of Indemnification Agreement (the "Indemnification Agreement") to be entered into with each of the Company’s current and future directors, executive officers and certain other officers (collectively, the “Indemnitees”).
As amended, the Indemnification Agreement clarifies and supplements indemnification provisions already contained in the Company’s Amended and Restated By-Laws, as amended (the "By-Laws") and Delaware law and supersedes any prior indemnification agreements entered into between the Company and the Indemnitees. The Indeminifcation Agreement generally provides that the Company shall indemnify the Indemnitees to the fullest extent permitted by Delaware law for claims arising in the director’s or officer’s capacity as such, subject to certain exceptions, against expenses, judgements, fines and other amounts actually and reasonably incurred in connection with their service as a director or officer and also provide for rights to advancement of expenses.
The description of the Indemnification Agreement is not complete and is qualified in its entirety by reference to the full text of the Indemnification Agreement, a copy of which is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Amendment to 2019 Stock Incentive Plan
On November 19, 2020, the Company held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2019 Stock Incentive Plan (the “2019 Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 2,200,000, which had previously been adopted by the Board subject to stockholder approval.
A description of the material terms and conditions of the 2019 Plan, as amended, is set forth under the heading “PROPOSAL 3—APPROVAL OF AMENDMENT TO 2019 STOCK INCENTIVE PLAN” on pages 46 to 55 of the Company’s definitive proxy statement on Schedule 14A as filed with the Securities and Exchange Commission on October 19, 2020, and is incorporated herein by reference. A complete copy of the 2019 Plan, as amended, is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
Cash Bonus Framework for Chief Executive Officer
On November 19, 2020, the Leadership Development and Compensation Committee of the Board modified the cash bonus framework for the Company's Chief Executive Officer by adding a requirement that the Company must achieve at least $25 million of adjusted EBITDA in the applicable quarter for the Chief Executive Officer to be eligible for a quarterly bonus.
Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 19, 2020, the Board amended and restated the By-Laws to add a new Section 14 to Article I containing exclusive forum selection provisions.
The new Section 14 provides that, unless the Company consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, the federal district court for the District of Delaware) shall, to the fullest extent permitted by law, be the sole and exclusive forum for: (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, other employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware or as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim arising pursuant to any provision of the Company’s certificate of the Incorporation or the By-Laws or governed by the internal affairs doctrine.
The new Section 14 also provides that unless the Company consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall, to the fullest extent permitted by law, be the sole and exclusive forum for the resolution of any claims arising under the Securities Act of 1933.
The foregoing description is qualified in its entirety by reference to the full text of the Second Amended and Restated By-Laws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, each of the four proposals put forth by the Company was approved by stockholders. The specific proposals, and the respective voting results, are noted below.

On the specific proposals:
1.Stockholders voted to re-elect Kenneth D'Amato, Robert Eberle and Jeffrey Leathe as Class I Directors, each to serve until the 2023 Annual Meeting of Stockholders.
2.Stockholders approved the Company's executive compensation in a non-binding advisory vote commonly referred to as "say-on-pay".
3.Stockholders voted to approve an amendment to the 2019 Plan to increase the number of shares of common stock authorized for issuance thereunder by 2,200,000.
4.Stockholders ratified the selection of Ernst & Young LLP as the Company's registered public accounting firm for the fiscal year ending June 30, 2021.
The respective voting results for each of the proposals approved by the stockholders were as follows:
Proposal 1
Stockholders voted to re-elect the Company's three nominees as Class I Directors, each to serve until the 2023 Annual Meeting of Stockholders.

	For	Withheld	Broker non-votes
Re-elected Kenneth D'Amato	38,046,986	912,924	1,899,978
Re-elected Robert Eberle	38,596,622	363,288	1,899,978
Re-elected Jeffrey Leathe	36,909,261	2,050,649	1,899,978
Proposal 2
Stockholders approved the Company's executive compensation in a non-binding advisory vote commonly referred to as "say-on-pay".

For	Against	Abstain	Broker non-votes
36,108,986	2,763,913	87,011	1,899,978
Proposal 3
Stockholders voted to approve the amendment of the 2019 Plan to increase the number of shares of common stock authorized for issuance thereunder by 2,200,000.

For	Against	Abstain	Broker non-votes
31,230,003	7,696,096	33,811	1,899,978

Proposal 4
Stockholders ratified the selection of Ernst & Young LLP as the Company's registered public accounting firm for the fiscal year ending June 30, 2021.

For	Against	Abstain
39,826,284	952,195	81,409

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated By-Laws of the Company
99.1	Form of Indemnification Agreement
99.2
2019 Stock Incentive Plan, as amended, incorporated herein by reference to Exhibit A to the Company's definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 19, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES, INC.

November 25, 2020	By:	/s/ Eric K. Morgan
Eric K. Morgan
Executive Vice President, Global Controller